UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 25, 2010. At that Meeting, the Company’s shareholders voted on two proposals: (i) the election of nine directors to serve until the 2011 Annual Meeting of Shareholders and until their successors are elected and qualify to serve, and (ii) approval of the Company’s 2010 Equity Incentive Plan, which sets aside 400,000 shares of the Company’s common stock for the grant, to officers, directors and other key employees, of options, restricted shares and stock appreciation rights (the “2010 Equity Incentive Plan”). Only shareholders of record as of March 28, 2010 (the “Record Date”) were entitled to notice of and to vote at the Annual Meeting. There were no broker non-votes with respect to either of the proposals voted on at the Annual Meeting.

(1) Election of Directors. A total of nine candidates were nominated for election to the Company’s Board of Directors (the “Nominees”). At the Annual Meeting, each shareholder was entitled to cast a number of votes equal to the number of shares of common stock held of record by such shareholder as of the Record Date for each of up to nine Nominees and the nine Nominees receiving the highest number of votes cast were elected. All nine Nominees were nominated by the Board of Directors and, as a result, the election was uncontested and all of those nine Nominees were elected to serve as the directors of the Company for the ensuing year.

The following table sets forth the names of the Nominees and the respective numbers of votes cast for, and the respective numbers of votes withheld from, their election.

	Votes Cast
	For	Withheld
George L. Argyros	5,626,907	953,129
Raymond E. Dellerba	5,108,250	1,471,786
Warren T. Finley	5,997,896	582,140
Andrew Phillips	6,012,669	567,367
Gordon C. Rausser	5,999,606	580,430
Matthew F. Schafnitz	5,601,862	978,174
John Thomas, M.D.	5,882,788	697,248
George H. Wells	5,984,669	595,367
Gary M. Williams	6,008,932	571,104

(2) Approval of 2010 Equity Incentive Plan. At the Annual Meeting the Company’s shareholders also voted on a proposal to approve the 2010 Equity Incentive Plan. Each shareholder was entitled to cast a number of votes for or against approval of the 2010 Equity Incentive Plan equal to the number of shares owned by the shareholder as of the Record Date. The vote required to approve the 2010 Equity Incentive Plan was a majority of the shares present and voting on that proposal at the Annual Meeting and the Company’s shareholders approved the 2010 Equity Incentive Plan by the affirmative vote of 82% of the shares voted on this proposal. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, approval of the 2010 Equity Incentive Plan:

Votes For	Votes Against	Abstentions
5,403,963	777,082	398,991

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: May 28, 2010	By:	/s/ NANCY GRAY
Nancy Gray, Chief Financial Officer

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